UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 27, 2005


                                   VIACOM INC.
             (Exact name of registrant as specified in its charter)


         Delaware                    001-09553                  04-2949533
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)          Identification Number)


                 1515 Broadway, New York, NY                      10036
            (Address of principal executive offices)            (Zip Code)


                                 (212) 258-6000
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

         The Registrant is filing as exhibits to this report forms of stock option certificates relating to stock option grants to the Registrant's non-employee directors under the 2000 Stock Option Plan for Outside Directors, as amended and restated, the terms of which are incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

       Exhibit Number                       Description of Exhibit
       --------------                       ----------------------

           10.1 Form of Stock Option Certificate for Stock Option Grants under the Viacom Inc. 2000 Stock Option Plan for Outside Directors, as amended and restated (initial grant form).

           10.2 Form of Stock Option Certificate for Stock Option Grants under the Viacom Inc. 2000 Stock Option Plan for Outside Directors, as amended and restated (annual grant form).

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    VIACOM INC.
                                    (Registrant)


                                    By:    /s/ MICHAEL D. FRICKLAS
                                       -----------------------------------------
                                       Michael D. Fricklas
                                       Executive Vice President, General Counsel
                                       and Secretary




Date:  January 27, 2005

Exhibit Index

       Exhibit Number                       Description of Exhibit
       --------------                       ----------------------

           10.1 Form of Stock Option Certificate for Stock Option Grants under the Viacom Inc. 2000 Stock Option Plan for Outside Directors, as amended and restated (initial grant form).

           10.2 Form of Stock Option Certificate for Stock Option Grants under the Viacom Inc. 2000 Stock Option Plan for Outside Directors, as amended and restated (annual grant form).